UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 27, 2009

____________

Consolidated-Tomoka Land Co.

(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	0-5556 (Commission File Number)	59-0483700 (IRS Employer Identification No.)
1530 Cornerstone Boulevard, Suite 100 Daytona Beach, Florida (Address of principal executive offices)		32117 (Zip Code)
Registrant’s telephone number, including area code: (386) 274-2202
Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03                                Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 27, 2009, the Board of Directors (the “Board”) of Consolidated-Tomoka Land Co. (the “Company”) amended Section 2.1 of the Company’s bylaws, effective immediately, to increase the size of the Board from nine to eleven directors.  As a result of the amendment, one directorship was added to Class II and one directorship was added to Class III.  The Company’s bylaws were amended in connection with the Board’s decision to nominate two additional directors for election at the Company’s 2009 Annual Meeting of Shareholders.

A copy of the Amended and Restated Bylaws of the Company, as well as a copy of a press release issued March 3, 2009, discussing the nomination of the additional directors and the expansion of the Board, are filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01                                Financial Statements and Exhibits

(d) Exhibits

Exhibit 3.2	Amended and Restated Bylaws of Consolidated-Tomoka Land Co., as amended February 27, 2009.

Exhibit 99.1                            Press Release

Important Additional Information

The Company will be filing a proxy statement with the Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies for its 2009 annual meeting of shareholders.  Shareholders are strongly advised to read the Company’s 2009 proxy statement and the accompanying WHITE proxy card when they become available because they will contain important information. Shareholders will be able to obtain copies of the Company’s 2009 proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC in connection with its 2009 annual meeting of shareholders free of charge at the SEC’s website at www.sec.gov, on the Company’s website at  http://ctlc.com/2009_proxy.html or by writing to our Corporate Secretary at Post Office Box 10809, Daytona Beach, Florida, 32120-0809. In addition, copies of the proxy materials may be requested by contacting our proxy solicitor, The Altman Group, toll-free at (866) 620-1450 or by email at pcasey@altmangroup.com.  The Company, its directors and its executive officers may be deemed participants in the solicitation of proxies from shareholders in connection with the Company’s 2009 annual meeting of shareholders.  Information concerning persons who may be considered participants in the solicitation of the Company's shareholders under the rules of the SEC is set forth in public filings filed by the Company with the SEC, including its proxy statement relating to its 2008 annual meeting of shareholders, filed with the SEC on March 20, 2008 and its Form 10-K for the fiscal year ended December 31, 2008, filed with the SEC on March 13, 2008, and will be set forth in its proxy statement relating to its 2009 Annual Meeting of Shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2009
Consolidated-Tomoka Land Co. By:/s/William H. McMunn William H. McMunn, President and Chief Executive Officer